SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2015

COLUMBUS MCKINNON CORPORATION

(Exact name of registrant as specified in its charter)

NEW YORK

(State or other jurisdiction

of incorporation)

0-27618	16-0547600
(Commission File Number)	(IRS Employer Identification No.)

140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK	14228-1197
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (716) 689-5400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

The description of the Existing Credit Facility Amendment (as defined below) set forth under Item 2.01 below is incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets

As previously disclosed on July 27, 2015, Columbus McKinnon Corporation, a New York corporation (the “Company”), entered into an Agreement and Plan of Merger, dated July 26, 2015 (as amended, the “Merger Agreement”), by and among the Company, Magnetek, Inc., a Delaware corporation (“Magnetek”), and Megatron Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”).

Pursuant to the Merger Agreement, Merger Sub commenced a tender offer to purchase all outstanding shares of Magnetek’s common stock, par value $0.01 per share (the “Shares”), at a price of $50.00 per Share, net to the seller in cash, without interest (the “Offer Price”), subject to any withholding of taxes required by applicable laws, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 5, 2015 (the “Offer to Purchase”), and the related Letters of Transmittal (which, together with the Offer to Purchase, constituted the “Offer”).

The Offer expired at 12:00 midnight, New York City time, on Tuesday, September 1, 2015. American Stock Transfer & Trust Company, LLC, the depositary for the Offer (the “Depositary”), advised the Company and Magnetek that, as of the expiration of the Offer, a total of 3,464,611 Shares had been validly tendered and not validly withdrawn pursuant to the Offer, representing approximately 93.6% of the Magnetek’s then outstanding Shares. Because the number of Shares validly tendered and not withdrawn pursuant to the Offer constituted a majority of the outstanding Shares entitled to vote, the Minimum Tender Condition (as defined in the Merger Agreement) for the Offer was satisfied. All other conditions to the Offer having also been satisfied, Merger Sub first accepted all of the Shares for payment and then deposited funds to pay for such Shares with the Depositary, which will act as agent for tendering Magnetek stockholders for the purpose of receiving payments for tendered Shares and transmitting such payments to tendering Magnetek stockholders whose Shares have been accepted for payment, in accordance with the terms of the Offer.

Following consummation of the Offer, all conditions to the Merger (as defined below) set forth in the Merger Agreement had been satisfied, and on September 2, 2015, upon the filing of a certificate of merger with the Secretary of State of the State of Delaware (the “Effective Time”), the Company completed its acquisition of Magnetek by consummating a merger of Merger Sub with and into Magnetek (the “Merger”) without a meeting of the stockholders of the Company or Magnetek in accordance with Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”). As a result of the Merger, Magnetek became a wholly owned subsidiary of the Company. Pursuant to the Merger Agreement, each Share issued and outstanding immediately prior to the Effective Time, other than Shares held in the treasury of Magnetek or owned by the Company or any direct or indirect subsidiary of the Company (including Merger Sub) or Magnetek immediately prior to the Effective Time), or Shares with respect to which appraisal rights were properly exercised under the DGCL, was converted into the right to receive cash in the amount of the Offer Price, subject to any withholding of taxes required by applicable laws.

Prior to the Merger, the Company, Merger Sub and Magnetek agreed that Magnetek’s 2004 and 2014 Stock Incentive Plans will remain in effect following the completion of the Merger.

The aggregate consideration paid by Merger Sub in the Offer and Merger was approximately $188.9 million, without giving effect to related transaction fees and expenses. The Company provided Merger Sub with sufficient funds to purchase all Shares validly tendered in the Offer and not validly withdrawn and to make payments in respect of the remaining Shares upon their conversion in the Merger and in respect of outstanding options to acquire Shares. The Company funded the payment from its available cash on hand, net proceeds from borrowings under its existing credit facility entered into on January 23, 2015 with JPMorgan Chase Bank, N.A. (“JPMorgan”) as administrative agent and the various lenders signatory thereto (the “Existing Credit Facility”), and $75 million of additional borrowings pursuant to an amendment to the Existing Credit Facility entered into on September 2, 2015 with JPMorgan as administrative agent and the various guarantors and lenders signatory thereto (the “Existing Credit Facility Amendment”) providing for $75 million of additional secured revolving borrowings under new commitments to the Existing Credit Facility.

The foregoing summary of the Merger Agreement, the transactions contemplated thereby, the Existing Credit Facility and the Existing Credit Facility Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement furnished as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on July 27, 2015, the full text of the Letter Agreement Amending Merger Agreement, dated August 24, 2015, by and among the Company, Merger Sub and Magnetek, furnished as Exhibit (d)(5) to the Company’s Schedule TO/A dated August 25, 2015, the full text of the Existing Credit Facility furnished as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on January 27, 2015, the summary of the Existing Credit Facility contained in the Current Report on Form 8-K filed by the Company on January 27, 2015 and the full text of the Existing Credit Facility Amendment furnished as Exhibit (b)(3) to the Company’s Schedule TO/A dated September 2, 2015, each of which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The description of the Existing Credit Facility Amendment set forth under Item 2.01 above is incorporated by reference herein.

Item 8.01. Other Events

On September 2, 2015, the Company issued a press release relating to the Merger. A copy of the press release was furnished as Exhibit (a)(1)(I) to the Company’s Schedule TO/A dated September 2, 2015 and is incorporated herein by reference.

Forward-Looking Statements

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities. This report contains forward-looking statements related to the Company’s acquisition of Magnetek that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding the successful integration of the business, the benefits of the transaction, as well as future revenue and earnings. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by the Company and its respective subsidiaries, conditions affecting the Company’s customers and suppliers, competitor responses to the Company’s products and services, the overall market acceptance of such products and services, the integration of the businesses and other factors disclosed in the Company’s periodic reports filed with the Securities and Exchange Commission. The Company assumes no obligation to update the forward-looking information contained in this release, except as expressly required by law.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

To be filed by amendment not later than 71 calendar days after the date this Current Report is required to be filed.

(b) Pro Forma Financial Information

To be filed by amendment not later than 71 calendar days after the date this Current Report is required to be filed.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

2.1	Agreement and Plan of Merger, dated July 26, 2015, by and among Magnetek, Inc., Megatron Acquisition Corp., and Columbus McKinnon Corporation (incorporated by reference to the Company’s Current Report on Form 8-K dated July 27, 2015)*

2.2	Letter Agreement Amending Agreement and Plan of Merger, dated August 24, 2015, by and among Columbus McKinnon Corporation, Megatron Acquisition Corp. and Magnetek, Inc. (incorporated by reference to Exhibit (d)(5) included in the Company’s Schedule TO/A dated August 25, 2015)

10.1	Credit Agreement, dated as of January 23, 2015, by and among JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC (and the other lenders party thereto) and the Company (and certain of its affiliates) (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on January 27, 2015)

10.2	Amendment to Credit Agreement, dated as of September 2, 2015, by and among JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC (and the other lenders party thereto) and the Company (and certain of its affiliates) (incorporated by reference to Exhibit (b)(3) included in the Company’s amendment to Schedule TO dated September 2, 2015)

99.1	Press Release dated September 2, 2015 (incorporated by reference to Exhibit (a)(1)(I) included in the Company’s amendment to Schedule TO dated September 2, 2015)

*	Certain schedules are omitted pursuant to Item 601(b)(2) of Regulation S-K. CMCO agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLUMBUS McKINNON CORPORATION

By:	/s/ Gregory P. Rustowicz
Name:	Gregory P. Rustowicz
Title:	Vice President and Chief Financial Officer (Principal Financial Officer)

Dated: September 2, 2015

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

2.1	Agreement and Plan of Merger, dated July 26, 2015, by and among Magnetek, Inc., Megatron Acquisition Corp., and Columbus McKinnon Corporation (incorporated by reference to the Company’s Current Report on Form 8-K dated July 27, 2015)*

2.2	Letter Agreement Amending Agreement and Plan of Merger, dated August 24, 2015, by and among Columbus McKinnon Corporation, Megatron Acquisition Corp. and Magnetek, Inc. (incorporated by reference to Exhibit (d)(5) included in the Company’s Schedule TO/A dated August 25, 2015)

10.1	Credit Agreement, dated as of January 23, 2015, by and among JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC (and the other lenders party thereto) and the Company (and certain of its affiliates) (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on January 27, 2015)

10.2	Amendment to Credit Agreement, dated as of September 2, 2015, by and among JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC (and the other lenders party thereto) and the Company (and certain of its affiliates) (incorporated by reference to Exhibit (b)(3) included in the Company’s amendment to Schedule TO dated September 2, 2015)

99.1	Press Release dated September 2, 2015 (incorporated by reference to Exhibit (a)(1)(I) included in the Company’s amendment to Schedule TO dated September 2, 2015)

*	Certain schedules are omitted pursuant to Item 601(b)(2) of Regulation S-K. CMCO agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.